                                                                    Exhibit 23-1
                                                                     Page 1 of 2


                    Consent of Independent Public Accountants


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 2-94678), as amended October 18, 1994, pertaining to the Employee Retirement Savings Account Plan of Savannah Foods & Industries, Inc., of our report dated November 17, 1997, appearing on page 15 of this Form 10-K.

ARTHUR ANDERSEN LLP
Atlanta, Georgia
December 12, 1997


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
                                                                    Exhibit 23-1
                                                                     Page 2 of 2


                       Consent of Independent Accountants

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 2-94678), as amended October 18, 1994, pertaining to the Employee Retirement Savings Account Plan of Savannah Foods & Industries, Inc., of our report dated November 18, 1996, appearing on page 16 of this Form 10-K.

PRICE WATERHOUSE LLP
Atlanta, Georgia
December 12, 1997

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